TL415 STKP1

                              PROSPECTUS SUPPLEMENT
                               DATED JUNE 20, 1997

                      Templeton Global Opportunities Trust
                                dated May 1, 1997

As of June 1, 1997, Dean Witter InterCapital, Inc. ("InterCapital") will no longer serve as sub-advisor of the Fund. Templeton Investment Counsel, Inc. will provide the investment management advice, economic and market analyses, and assistance previously provided by InterCapital.